Exhibit 99.1 December 3, 2018 Brighthouse Financial Investor Outlook Call

Note regarding forward-looking statements This presentation and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation (the “Separation”) from MetLife, Inc. (“MetLife”) and the recapitalization actions. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased counterparty risk due to guarantees within certain of our products; the effectiveness of our exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the additional reserves we will be required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; our degree of leverage due to indebtedness incurred in connection with the Separation; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; changes in accounting standards, practices and/or policies applicable to us; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; the impact of the Separation on our business and profitability due to MetLife’s strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; any failure of third parties to provide services we need, any failure of the practices and procedures of these third parties and any inability to obtain information or assistance we need from third parties, including MetLife; whether the operational, strategic and other benefits of the Separation can be achieved, and our ability to implement our business strategy; whether all or any portion of the Separation tax consequences are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments or disagreements regarding MetLife’s or our obligations under our other agreements; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the Separation; the potential material negative tax impact of the Tax Cuts and Jobs Act and other potential future tax legislation that could decrease the value of our tax attributes, lead to increased risk-based capital requirements and cause other cash expenses, such as reserves, to increase materially and make some of our products less attractive to consumers; whether the distribution of Brighthouse Financial, Inc. common stock to MetLife’s stockholders in connection with the Separation (the “Distribution”) will qualify for non-recognition treatment for U.S. federal income tax purposes and potential indemnification to MetLife if the Distribution does not so qualify; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”). For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Non-GAAP financial information This presentation also contains measures that are not calculated based on accounting principles generally accepted in the United States of America, also known as GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders. Additional discussion of our use of non-GAAP financial information is included in the Appendix to these slides. 2

Agenda • Company overview and business update Eric Steigerwalt • Assumptions and key drivers Conor Murphy • Balance sheet and variable annuity hedging Anant Bhalla • Financial outlook Eric Steigerwalt • Q&A All 3

Company overview and business update

Brighthouse – A Focused U.S. Retail Franchise One of the largest U.S. life insurance companies offering annuity and life products Operating Model Financial Strength $217B 2M+ $6.0B $12.9B Total Assets Customers Combined Total Adjusted Stockholders’ Equity Capital $145B $418B1 $600M+ $603M Annuity Assets Under Life Insurance In-Force Variable Annuity Assets Holding Company Liquid Management Above CTE98 Assets 400+ A+ / A3 / A / A Independent Distribution Partners Financial Strength Ratings S&P / Moody’s / Fitch / A.M. Best Data as of 9/30/18, except customer count, which is as of 6/30/18. 1Net of reinsurance. 5

Achieving and surpassing operational and financial targets

Sales Results	• Total annuity deposits up 40% year-over-year through 3Q 2018 • Shield deposits up 38% year-over-year through 3Q 2018
Separation from MetLife	• Exited over 100 Transition Services Agreements (TSAs) with MetLife as of 3Q 2018
Variable Annuity (VA) Capital	• Managing VA business to CTE98+; VA assets more than $600 million above CTE98 as of 3Q 2018 • Hedging strategy performing in line with expectations
Capital Return	• $200 million stock repurchase authorization in 3Q 2018; ~$83 million stock repurchased through November 2018 • Two years ahead of initial timeline

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Evolution of Brighthouse's financial targets

	At Separation	Today
Sales Results	• Annual annuity deposits of $4 billion+ by 2020	• Annual annuity deposits of $8 billion+ by 2021 • Solid annuity and life insurance new business platform with attractive growth expectations
Corporate Expenses	• Corporate expense reduction of $150 million by year-end 2020	• On track for $150 million of corporate expense reduction by end of 2020; targeting additional $25 million reduction in 2021
ROE and Adjusted Earnings (less notable items)	• Approximately 8% adjusted return on equity[1,2] and stable over time • Mid-to-high single digit % annual growth of adjusted earnings per share[1]	• Approximately 11% adjusted return on equity[1] by 2021, ~300 bps improvement • ~8% return on equity, excluding AOCI[3] (on a GAAP net income basis) • Low double digit % annual growth of adjusted earnings per share[1]
Capital Return	• Shareholder capital distributions beginning in 2020	• Shareholder capital distributions began in September 2018

[1]See Appendix for definitions and information regarding non-GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis.
[2]Adjusted to approximately 8% in November 2017 from the initial target of approximately 9% to incorporate separation-related balance sheet adjustments.
[3]On a GAAP basis and does not exclude notable items.

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Assumptions and key drivers

Assumptions through 2021 • Variable annuity separate account returns of 6.5% annually • 10-year U.S. Treasury of 3.06% (9/30/18) increasing to 3.45% (YE 2021) • Capital return of $1.5 billion through 2021 • Early adoption of NAIC VA capital reform at year-end 2019 for statutory reporting and risk-based capital • Does not incorporate any changes to GAAP accounting 9

Strong annuity and life insurance sales expectations Annuity deposits ($ billions) Key drivers $8.0+ • Enhanced annuity product portfolio +11% CAGR • Annuity new business: mid-teens $5.8-$6.0 statutory internal rates of return • Life insurance product launch targeted for the end of 2018 • Life insurance deposits of $250+ million in 2021 • Diverse and mature independent 2018 2021 distribution network • Distribution expansion opportunities 10

$125 million increase to net investment income expected in 2020 from portfolio repositioning actions Select general account asset classes1 Key drivers Sector YE 2017 YE 2019 • Targeting less than 10% U.S. Treasuries allocation by end of 2019 U.S. Treasuries 19% Public Credit 30% • Expect to increase allocation to spread assets, with an emphasis on Structured Finance 17% private assets Private Credit 12% • Intend to maintain well-diversified, high quality investment portfolio Private Mortgages 14% 1Percentage of book value total investments excluding cash and cash equivalents. Private mortgages include commercial, agricultural and residential. 11

$150 million run-rate corporate expense reduction by end of 2020; $25 million further reduction targeted in 2021 Corporate expenses ($ millions) Key drivers $1,046 • >80% of TSAs exited by the end of -14% 2019 ~ $900 ~ $875 • Investment portfolio asset manager transition beginning in early 2019 • Simplified business processes • Agreement with DXC Technology (December 2017) First twelve months 2020 2021 post-separation 12

Balance sheet and VA hedging

Balance sheet strength in market shocks As of 9/30/18, with $1B VA deductible Equity Markets Interest Rates -40% -10% +10% -100 bps +100 bps Variable annuity CTE98+ CTE98+ CTE98+ CTE97+ CTE98+ capitalization Stockholders’ equity, excluding AOCI 14

Significant reduction in expected VA hedging costs

VA deductible and hedge gain/(loss) ($ billions)


VA Deductible
~ $1.2
$1.5
$2.0
$2.0
2018
2019
2020
2021
Hedge gain/(loss)
~($1.8)
~($1.0)

Key drivers

- Reduction in annual hedge losses of ~$800 million by 2021 in Base Case Scenario
- Driven by further increase of deductible from $1.2 to $2 billion by 2020
- Supports capital return and improved GAAP net income
- Incorporates NAIC VA capital reform

Note: See Appendix for definition of Base Case Scenario.

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Financial outlook

Meaningful improvement in financial outlook and key drivers

	2018	2021
Financial Outlook (less notable items)	• ~8% adjusted return on equity[1] • $8.50 - $9.00 adjusted earnings per share[1]	• ~11% adjusted return on equity[1] • ~8% return on equity, excluding AOCI[2] (on a GAAP net income basis) • Low double digit % annual growth of adjusted earnings per share[1]
Key Drivers	• $5.8 - $6.0 billion of annuity deposits • 60+ TSA exits	• $8.0+ billion of annual annuity deposits; $250+ million of annual life insurance deposits • $125 million increase in run-rate net investment income • $175 million reduction in run-rate corporate expenses • Targeting 100% of TSAs exited

[1]See Appendix for definitions and information regarding non-GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis.
[2]On a GAAP basis and does not exclude notable items.

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Appendix

Non-GAAP and Other Financial Disclosures Our definitions of the non-GAAP and other financial measures may differ from those used by other companies. Non-GAAP Financial Disclosures We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community. The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Most directly comparable GAAP financial measures: (i) adjusted earnings (i) net income (loss) available to shareholders (1) (ii) adjusted earnings, less notable items (ii) net income (loss) available to shareholders (1) (iii) adjusted revenues (iii) Revenues (iv) adjusted expenses (iv) Expenses (v) adjusted earnings per common share (v) earnings per common share, diluted (1) (vi) adjusted earnings per common share, less notable items (vi) earnings per common share, diluted (1) (vii) adjusted return on equity (vii) return on equity (viii) adjusted return on equity, less notable items (viii) return on equity (ix) adjusted net investment income (ix) net investment income ________ (1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.'s common shareholders, and net income (loss) available to shareholders per common share to refer to earnings per common share, diluted. Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders. Adjusted Earnings, Adjusted Revenues and Adjusted Expenses Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding (i) the impact of market volatility, which could distort trends, and (ii) businesses that have been or will be sold or exited by us, referred to as divested businesses. 19

Non-GAAP and Other Financial Disclosures (Cont.) Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively. The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings: • Net investment gains (losses); • Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and • Amortization of unearned revenue related to net investment gains (loss) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”)(1). The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings: • Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”)(1); • Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and • Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses) (“NDGL”), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments(1). The tax impact of the adjustments mentioned is calculated net of the U.S. statutory tax rate, which could differ from our effective tax rate. Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance. (1) Collectively, amounts related to GMIB, excluding amounts recorded in NDGL, may be referred to as “GMIB adjustments.” Adjusted Earnings per Common Share and Adjusted Return on Equity Adjusted earnings per common share and adjusted return on equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests. Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. Adjusted return on equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.'s stockholders’ equity, excluding accumulated other comprehensive income (“AOCI”). Adjusted Net Investment Income We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments and excluding the incremental net investment income from CSEs. 20

Non-GAAP and Other Financial Disclosures (Cont.) Other Financial Disclosures Corporate Expenses Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs. Notable items Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results. Book Value per Common Share and Book Value per Common Share, excluding AOCI Brighthouse uses the term “book value” to refer to “stockholders’ equity.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, excluding AOCI, divided by ending common shares outstanding. CTE95 CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst 5 percent of 1,000 capital market scenarios over the life of the contracts. CTE98 CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst 2 percent of 1,000 capital market scenarios over the life of the contracts. Holding Company Liquid Assets Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements. 21

Non-GAAP and Other Financial Disclosures (Cont.) Other Financial Disclosures (cont.) Deposits Life insurance and annuity deposits consist of 100 percent of direct statutory premiums, except for fixed indexed annuity deposits distributed through MassMutual that consist of 90 percent of gross deposits. Annuity deposits exclude company sponsored internal exchanges. These deposits statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. Net Investment Income Yield Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs. Adjusted Statutory Earnings Adjusted statutory earnings is a measure of our insurance companies' ability to pay future distributions and are reflective of whether our hedging program functions as intended. Adjusted statutory earnings is calculated as statutory pre-tax income less the change in the variable annuities reserve methodology (Actuarial Guideline 43) while including the change in both the reserve and capital methodology based CTE95 calculation, as well as unrealized gains (losses) associated with the variable annuities risk management strategy. 22

Base Case Scenario definition Annual Separate Account Fund 10-Year U.S. Treasury Rate Return Mean reversion of 10-year UST 6.5% per year to 4.25% over 10 years Source: Brighthouse Financial 2017 Form 10-K, filed March 2018. 23